Merger with the WarnerMedia Business of AT&T On April 8, 2022, Discovery, Inc. (“Discovery”) completed its merger (the “Merger”) with the WarnerMedia business of AT&T Inc. (the “WarnerMedia Business”) and changed its name to “Warner Bros. Discovery, Inc.” (“Warner Bros. Discovery”, “WBD”, the “Company”, “we”, “us” or “our”). Purpose of Trending Schedules The trending schedules summarize unaudited pro forma combined financial information to facilitate your review and understanding of the Company’s operating results. The trending schedules set forth important financial measures utilized by the Company defined by U.S. generally accepted accounting principles (“GAAP”). The Company uses non-GAAP financial measures, among other measures, to evaluate the operating performance of our business. These non-GAAP financial measures are in addition to, not a substitute for, or superior to, measures of financial performance prepared in accordance with U.S. GAAP. Pro Forma Combined Financial Information The unaudited pro forma combined financial information in the trending schedules presents the combined results of the Company and the WarnerMedia Business as if the Merger had been completed on January 1, 2021. Our Networks, DTC (as defined below), Studios and Corporate and Intersegment-eliminations pro forma financial information is based on the historical operating results and includes adjustments in accordance with Article 11 of Regulation S-X to illustrate the effects of the Merger as if it had occurred on January 1, 2021. The unaudited pro forma combined financial information is presented for informational purposes and is not indicative of the results of operations that would have been achieved if the Merger had occurred on January 1, 2021, nor is it indicative of future results. The unaudited pro forma financial information includes, where applicable, adjustments for (i) additional costs of revenues from the fair value step-up of film and television library, (ii) additional amortization expense related to acquired intangible assets, (iii) additional depreciation expense from the fair value of property and equipment, (iv) transaction costs and other one-time non-recurring costs, (v) additional interest expense for borrowings related to the Merger and amortization associated with fair value adjustments of debt assumed, (vi) changes to align accounting policies, (vii) elimination of intercompany activity, and (viii) associated tax-related impacts of adjustments. These pro forma adjustments are based on available information as of the date hereof and upon assumptions that the Company believes are reasonable to reflect the impact of the Merger with the WarnerMedia Business on the Company's historical financial information on a supplemental pro forma basis. Adjustments do not include costs related to integration activities, cost savings or synergies that have been or may be achieved by the combined business. Reporting Segments In connection with the Merger, the Company reevaluated and changed its segment presentation during the quarter ended June 30, 2022. Accordingly, beginning in the quarter ended June 30, 2022, and for all periods presented, we are reporting results based on the following segments: Networks, consisting primarily of our domestic and international television networks Direct-to-Consumer ("DTC"), consisting primarily of our premium pay TV and digital content services Studios, consisting primarily of the production and release of feature films for initial exhibition in theaters and/or on our DTC services, production and initial licensing of television programs to third party and our networks/DTC services, distribution of our films and television programs to various third party and internal television and streaming services, distribution through the home entertainment market (physical and digital), related consumer products and themed experience licensing, and interactive gaming. Financial Measures Warner Bros. Discovery previously used the non-GAAP measure of Adjusted OIBDA as an important financial measure, among other measures, to evaluate the operating performance of our business. Adjusted OIBDA was defined as operating income excluding: (i) employee share-based compensation, (ii) depreciation and amortization, (iii) restructuring and other charges, (iv) certain impairment charges, (v) gains and losses on business and asset dispositions, (vi) certain inter-segment eliminations related to production studios, (vii) third-party transaction and integration costs, and (viii) other items impacting comparability. Beginning with the period ended June 30, 2022, and for all periods presented, Warner Bros. Discovery will utilize the non-GAAP measure of Adjusted EBITDA, as defined below and in the Notes & Definitions section as an important financial measure, among other measures, to evaluate the operating performance of our business. The Company defines Adjusted EBITDA as operating income excluding: (i) employee share-based compensation, (ii) depreciation and amortization, (iii) restructuring and facility consolidation, (iv) certain impairment charges, (v) gains and losses on business and asset dispositions, (vi) certain inter-segment eliminations, (vii) third-party transaction and integration costs, (viii) amortization of purchase accounting fair value step-up for content, (ix) amortization of capitalized interest for content, and (x) other items impacting comparability. Adjusted EBITDA should be considered in addition to, but not a substitute for, operating income, net income and other measures of financial performance reported in accordance with U.S. GAAP. Trending Schedule Updates During the three months ended December 31, 2023, WBD updated the previously issued Trending Schedules to reflect the Company's updated subscriber and ARPU definitions. Prior period subscribers and ARPU have been recast to reflect the updated definitions. Non-GAAP Financial Measures In addition to financial measures prepared in accordance with U.S. GAAP, this communication may also contain certain non-GAAP financial measures, identified with an "(*)". Reconciliations between the non-GAAP financial measures and the closest GAAP financial measures are available in the trending schedules and in the "Quarterly Results" section of the Warner Bros. Discovery, Inc. investor relations website at: https://ir.wbd.com. Rounding Numbers presented in the following materials are on a rounded basis using actual amounts. Minor differences in totals and percentages may exist due to rounding.

Actual consolidated statement of operations (GAAP income statement) Unaudited; in millions Actual 3 Months Ending 12 Months Ending 3 Months Ending 12 Months Ending 3 Months Ending 12 Months Ending 3/31/21 6/30/21 9/30/21 12/31/21 12/31/21 3/31/22 6/30/22 9/30/22 12/31/22 12/31/22 3/31/23 6/30/23 9/30/23 12/31/23 12/31/23 Revenues: Distribution $ 1,258 $ 1,312 $ 1,328 $ 1,304 $ 5,202 $ 1,352 $ 4,838 $ 4,990 $ 4,962 $ 16,142 $ 5,163 $ 5,135 $ 5,026 $ 4,913 $ 20,237 Advertising 1,409 1,634 1,453 1,698 6,194 1,476 2,721 2,042 2,285 8,524 2,298 2,519 1,796 2,087 8,700 Content 112 100 352 173 737 323 2,064 2,531 3,442 8,360 2,954 2,446 2,840 2,963 11,203 Other 13 16 17 12 58 8 204 260 319 791 285 258 317 321 1,181 Total revenues 2,792 3,062 3,150 3,187 12,191 3,159 9,827 9,823 11,008 33,817 10,700 10,358 9,979 10,284 41,321 Costs and expenses: Costs of revenues, excluding depreciation and amortization 969 1,055 1,529 1,067 4,620 1,236 6,625 5,627 6,954 20,442 6,685 6,636 5,309 5,896 24,526 Selling, general and administrative 1,051 952 944 1,069 4,016 1,040 3,538 2,589 2,511 9,678 2,388 2,562 2,291 2,455 9,696 Depreciation and amortization 361 341 341 539 1,582 525 2,266 2,233 2,169 7,193 2,058 1,914 1,989 2,024 7,985 Restructuring and other charges 15 7 7 3 32 5 1,033 1,521 1,198 3,757 95 146 269 75 585 Impairments and (gain) loss on dispositions — (72) — 1 (71) — 4 43 70 117 31 6 24 16 77 Total costs and expenses 2,396 2,283 2,821 2,679 10,179 2,806 13,466 12,013 12,902 41,187 11,257 11,264 9,882 10,466 42,869 Operating income (loss) 396 779 329 508 2,012 353 (3,639) (2,190) (1,894) (7,370) (557) (906) 97 (182) (1,548) Interest expense, net (163) (157) (159) (154) (633) (153) (511) (555) (558) (1,777) (571) (574) (574) (502) (2,221) Other income (expense), net 64 98 63 (171) 54 476 (94) (106) (89) 187 (110) — (55) 71 (94) Income (loss) before income taxes 297 720 233 183 1,433 676 (4,244) (2,851) (2,541) (8,960) (1,238) (1,480) (532) (613) (3,863) Income tax (expense) benefit (106) (2) (36) (92) (236) (201) 836 566 462 1,663 178 260 125 221 784 Net income (loss) 191 718 197 91 1,197 475 (3,408) (2,285) (2,079) (7,297) (1,060) (1,220) (407) (392) (3,079) Net income attributable to noncontrolling interests (51) (46) (41) (53) (191) (19) (10) (23) (22) (74) (9) (20) (10) (8) (47) Net income (loss) available to Warner Bros. Discovery, Inc. $ 140 $ 672 $ 156 $ 38 $ 1,006 $ 456 $ (3,418) $ (2,308) $ (2,101) $ (7,371) $ (1,069) $ (1,240) $ (417) $ (400) $ (3,126) The information in the above table presents WBD's financial results based on its Merger with the WarnerMedia Business completed on 4/8/22. For the periods ended 3/31/21 through 3/31/22, the table represents Discovery, Inc. financial results. For the period ended 6/30/22, the table represents Discovery, Inc. financial results for 4/1/22 - 4/8/22, and the combined business's financial results for 4/9/22 - 6/30/22. For the periods ended 9/30/22 and beyond, the table represents Warner Bros. Discovery.

Actual reconciliation of net income to adjusted earnings before interest, taxes, depreciation and amortization (non-GAAP) Unaudited; in millions Actual 3 Months Ending 12 Months Ending 3 Months Ending 12 Months Ending 3 Months Ending 12 Months Ending 3/31/21 6/30/21 9/30/21 12/31/21 12/31/21 3/31/22 6/30/22 9/30/22 12/31/22 12/31/22 3/31/23 6/30/23 9/30/23 12/31/23 12/31/23 Net loss available to Warner Bros. Discovery, Inc. $ 140 $ 672 $ 156 $ 38 $ 1,006 $ 456 $ (3,418) $ (2,308) $ (2,101) $ (7,371) $ (1,069) $ (1,240) $ (417) $ (400) $ (3,126) Net income attributable to noncontrolling interests 51 46 41 53 191 19 10 23 22 74 9 20 10 8 47 Net income 191 718 197 91 1,197 475 (3,408) (2,285) (2,079) (7,297) (1,060) (1,220) (407) (392) (3,079) Income tax expense (benefit) 106 2 36 92 236 201 (836) (566) (462) (1,663) (178) (260) (125) (221) (784) Other (income) expense, net (64) (98) (63) 171 (54) (476) 94 106 89 (187) 110 — 55 (71) 94 Interest expense, net 163 157 159 154 633 153 511 555 558 1,777 571 574 574 502 2,221 Operating income (loss) 396 779 329 508 2,012 353 (3,639) (2,190) (1,894) (7,370) (557) (906) 97 (182) (1,548) Depreciation and amortization 361 341 341 539 1,582 525 2,266 2,233 2,169 7,193 2,058 1,914 1,989 2,024 7,985 Amortization of fair value step-up for content — — — — — — 870 645 901 2,416 831 762 393 387 2,373 Restructuring and other charges 15 7 7 3 32 5 1,033 1,521 1,198 3,757 95 146 269 75 585 Employee share-based compensation 61 27 36 43 167 57 147 113 93 410 106 135 140 107 488 Transaction and integration costs 4 35 13 43 95 87 983 59 66 1,195 47 47 31 37 162 Impairments and (gain) loss on dispositions — (72) — 1 (71) — 4 43 70 117 31 6 24 16 77 Amortization of capitalized interest for content — — — — — — — — — — — 22 12 12 46 Facility consolidation costs — — — — — — — — — — — 23 14 (5) 32 Adjusted EBITDA(1)(*) $ 837 $ 1,117 $ 726 $ 1,137 $ 3,817 $ 1,027 $ 1,664 $ 2,424 $ 2,603 $ 7,718 $ 2,611 $ 2,149 $ 2,969 $ 2,471 $ 10,200 (*) A non-GAAP financial measure; see the Notes and Definitions section for additional details. The information in the above table presents WBD's financial results based on its Merger with the WarnerMedia Business completed on 4/8/22. For the periods ended 3/31/21 through 3/31/22, the table represents Discovery, Inc. financial results. For the period ended 6/30/22, the table represents Discovery, Inc. financial results for 4/1/22 - 4/8/22, and the combined business's financial results for 4/9/22 - 6/30/22. For the periods ended 9/30/22 and beyond, the table represents Warner Bros. Discovery.

Studios segment Unaudited; in millions Pro Forma Combined Actual 3 Months Ending 12 Months Ending 3 Months Ending 12 Months Ending 3 Months Ending 12 Months Ending 3/31/21 6/30/21 9/30/21 12/31/21 12/31/21 3/31/22 6/30/22 9/30/22 12/31/22 12/31/22 3/31/23 6/30/23 9/30/23 12/31/23 12/31/23 Revenues: Distribution $ 3 $ 5 $ 2 $ 4 $ 14 $ 5 $ 5 $ 4 $ 4 $ 18 $ 3 $ 3 $ 13 $ (2) $ 17 Advertising 21 27 35 40 123 9 10 8 (3) 24 3 4 4 4 15 Content 3,069 3,197 3,173 4,917 14,356 3,352 3,187 2,884 3,631 13,054 3,027 2,398 3,000 2,933 11,358 Other 81 104 143 188 516 138 162 192 210 702 179 176 209 238 802 Total revenues 3,174 3,333 3,353 5,149 15,009 3,504 3,364 3,088 3,842 13,798 3,212 2,581 3,226 3,173 12,192 Costs of revenues, excluding depreciation and amortization 2,092 2,244 2,050 3,206 9,592 2,065 2,334 1,756 2,547 8,702 1,959 1,645 1,794 1,898 7,296 Selling, general and administrative 652 650 747 723 2,772 629 621 570 527 2,347 646 630 705 732 2,713 Adjusted EBITDA(1) $ 430 $ 439 $ 556 $ 1,220 $ 2,645 $ 810 $ 409 $ 762 $ 768 $ 2,749 $ 607 $ 306 $ 727 $ 543 $ 2,183 The information in the above table for the three months ended March 31, 2021 through the three months ended December 31, 2022 present WBD's financial results as if the Merger had been completed on 1/1/21 rather than on 4/8/22. Items impacted by this pro forma presentation are primarily related to Purchase Price Amortization, included within depreciation and amortization, and Amortization of Fair Value Step-up for Content. For the three months ended March 31, 2023 and subsequent periods, the above table presents WBD's actual financial results based on the Merger completion date of 4/8/22.

Networks segment Unaudited; in millions Pro Forma Combined Actual 3 Months Ending 12 Months Ending 3 Months Ending 12 Months Ending 3 Months Ending 12 Months Ending 3/31/21 6/30/21 9/30/21 12/31/21 12/31/21 3/31/22 6/30/22 9/30/22 12/31/22 12/31/22 3/31/23 6/30/23 9/30/23 12/31/23 12/31/23 Revenues: Distribution $ 3,162 $ 3,087 $ 3,065 $ 3,015 $ 12,329 $ 3,132 $ 3,012 $ 2,924 $ 2,874 $ 11,942 $ 2,995 $ 2,941 $ 2,833 $ 2,752 $ 11,521 Advertising 2,646 2,796 2,268 2,683 10,393 2,632 2,802 1,944 2,226 9,604 2,237 2,448 1,709 1,948 8,342 Content 307 219 456 292 1,274 515 241 277 307 1,340 245 284 215 261 1,005 Other 46 62 81 45 234 53 66 69 112 300 104 85 111 76 376 Total revenues 6,161 6,164 5,870 6,035 24,230 6,332 6,121 5,214 5,519 23,186 5,581 5,758 4,868 5,037 21,244 Costs of revenues, excluding depreciation and amortization 2,492 2,727 2,380 2,425 10,024 2,950 3,020 1,906 2,278 10,154 2,594 2,849 1,800 2,099 9,342 Selling, general and administrative 794 755 778 892 3,219 796 744 678 763 2,981 694 743 672 730 2,839 Adjusted EBITDA(1) $ 2,875 $ 2,682 $ 2,712 $ 2,718 $ 10,987 $ 2,586 $ 2,357 $ 2,630 $ 2,478 $ 10,051 $ 2,293 $ 2,166 $ 2,396 $ 2,208 $ 9,063 The information in the above table for the three months ended March 31, 2021 through the three months ended December 31, 2022 present WBD's financial results as if the Merger had been completed on 1/1/21 rather than on 4/8/22. Items impacted by this pro forma presentation are primarily related to Purchase Price Amortization, included within depreciation and amortization, and Amortization of Fair Value Step-up for Content. For the three months ended March 31, 2023 and subsequent periods, the above table presents WBD's actual financial results based on the Merger completion date of 4/8/22.

DTC segment Unaudited; in millions, except for ARPU(2) Pro Forma Combined Actual 3 Months Ending 12 Months Ending 3 Months Ending 12 Months Ending 3 Months Ending 12 Months Ending 3/31/21 6/30/21 9/30/21 12/31/21 12/31/21 3/31/22 6/30/22 9/30/22 12/31/22 12/31/22 3/31/23 6/30/23 9/30/23 12/31/23 12/31/23 Revenues: Distribution $ 1,919 $ 2,176 $ 2,246 $ 2,097 $ 8,438 $ 2,211 $ 2,164 $ 2,062 $ 2,084 $ 8,521 $ 2,165 $ 2,192 $ 2,179 $ 2,167 $ 8,703 Advertising 19 37 54 70 180 81 97 106 123 407 103 121 138 186 548 Content 112 136 194 191 633 221 143 145 243 752 185 410 120 171 886 Other 6 3 3 2 14 2 6 4 1 13 2 9 1 5 17 Total revenues 2,056 2,352 2,497 2,360 9,265 2,515 2,410 2,317 2,451 9,693 2,455 2,732 2,438 2,529 10,154 Costs of revenues, excluding depreciation and amortization 1,496 1,655 1,768 1,938 6,857 1,994 2,065 2,118 2,011 8,188 1,815 1,951 1,874 1,983 7,623 Selling, general and administrative 1,077 1,008 1,038 1,150 4,273 1,175 903 833 657 3,568 590 784 453 601 2,428 Adjusted EBITDA(1) $ (517) $ (311) $ (309) $ (728) $ (1,865) $ (654) $ (558) $ (634) $ (217) $ (2,063) $ 50 $ (3) $ 111 $ (55) $ 103 Subscriber Metrics 3 Months Ending 12 Months Ending 3 Months Ending 12 Months Ending 3 Months Ending 12 Months Ending 3/31/21 6/30/21 9/30/21 12/31/21 12/31/21 3/31/22 6/30/22 9/30/22 12/31/22 12/31/22 3/31/23 6/30/23 9/30/23 12/31/23 12/31/23 Global Max, HBO Max, HBO, and Discovery+ Subscribers(3) 77.0 81.0 87.1 87.1 91.6 93.2 96.0 96.9 96.9 98.5 96.6 95.9 97.7 97.7 Global ARPU $ 7.62 $ 7.41 $ 7.42 $ 7.54 $ 7.77 $ 7.88 $ 7.94 Domestic Subscribers 49.8 48.9 51.2 51.2 53.4 53.1 53.6 54.6 54.6 55.3 54.0 52.6 52.0 52.0 Domestic ARPU $ 10.54 $ 10.66 $ 10.83 $ 10.82 $ 11.09 $ 11.29 $ 11.65 International Subscribers 27.2 32.1 35.9 35.9 38.2 40.1 42.4 42.3 42.3 43.2 42.6 43.3 45.6 45.6 International ARPU $ 3.70 $ 3.54 $ 3.45 $ 3.68 $ 3.85 $ 3.98 $ 3.88 The information in the above table for the three months ended March 31, 2021 through the three months ended December 31, 2022 present WBD's financial results as if the Merger had been completed on 1/1/21 rather than on 4/8/22. Items impacted by this pro forma presentation are primarily related to Purchase Price Amortization, included within depreciation and amortization, and Amortization of Fair Value Step-up for Content. For the three months ended March 31, 2023 and subsequent periods, the above table presents WBD's actual financial results based on the Merger completion date of 4/8/22. The Company updated the subscriber and ARPU definition in the fourth quarter of 2023. The subscriber and ARPU figures reflected above have been recast to reflect the Company's updated definitions. Please refer to the section titled Notes & Definitions for additional details. In the fourth quarter of 2023, the Company acquired its remaining stake in BluTV. Results for the periods ending 12/31/23 include 1.3 million BluTV subscribers and an immaterial impact to ARPU.

Corporate, and Inter-segment Eliminations Unaudited; in millions Pro Forma Combined Actual 3 Months Ending 12 Months Ending 3 Months Ending 12 Months Ending 3 Months Ending 12 Months Ending Corporate Segment 3/31/21 6/30/21 9/30/21 12/31/21 12/31/21 3/31/22 6/30/22 9/30/22 12/31/22 12/31/22 3/31/23 6/30/23 9/30/23 12/31/23 12/31/23 Adjusted EBITDA(1) $ (278) $ (341) $ (326) $ (406) $ (1,351) $ (357) $ (405) $ (340) $ (451) $ (1,553) $ (355) $ (245) $ (328) $ (314) $ (1,242) Pro Forma Combined Actual 3 Months Ending 12 Months Ending 3 Months Ending 12 Months Ending 3 Months Ending 12 Months Ending Inter-segment Eliminations 3/31/21 6/30/21 9/30/21 12/31/21 12/31/21 3/31/22 6/30/22 9/30/22 12/31/22 12/31/22 3/31/23 6/30/23 9/30/23 12/31/23 12/31/23 Inter-segment revenue eliminations $ (675) $ (648) $ (751) $ (1,145) $ (3,219) $ (926) $ (1,088) $ (785) $ (832) $ (3,631) $ (548) $ (712) $ (551) $ (458) $ (2,269) Inter-segment expense eliminations (682) (679) (786) (1,082) (3,229) (922) (1,051) (791) (857) (3,621) (564) (637) (614) (547) (2,362) Adjusted EBITDA(1) $ 7 $ 31 $ 35 $ (63) $ 10 $ (4) $ (37) $ 6 $ 25 $ (10) $ 16 $ (75) $ 63 $ 89 $ 93 The information in the above table for the three months ended March 31, 2021 through the three months ended December 31, 2022 present WBD's financial results as if the Merger had been completed on 1/1/21 rather than on 4/8/22. Items impacted by this pro forma presentation are primarily related to Purchase Price Amortization, included within depreciation and amortization. For the three months ended March 31, 2023 and subsequent periods, the above table presents WBD's actual financial results based on the Merger completion date of 4/8/22.

Free Cash Flow (non-GAAP); Net debt (non- GAAP) Reported unless where otherwise noted; unaudited; in millions Reported 3 Months Ending 12 Months Ending 3 Months Ending 12 Months Ending 3 Months Ending 12 Months Ending 3/31/21 6/30/21 9/30/21 12/31/21 12/31/21 3/31/22 6/30/22 9/30/22 12/31/22 12/31/22 3/31/23 6/30/23 9/30/23 12/31/23 12/31/23 Reported Free Cash Flow: Cash provided by (used for) operating activities $ 269 $ 834 $ 811 $ 884 $ 2,798 $ 323 $ 1,011 $ 124 $ 2,846 $ 4,304 $ (631) $ 2,014 $ 2,516 $ 3,578 $ 7,477 Less: Purchases of property and equipment (90) (77) (106) (100) (373) (85) (222) (316) (364) (987) (299) (292) (457) (268) (1,316) Reported Free Cash Flow(4)(*) $ 179 $ 757 $ 705 $ 784 $ 2,425 $ 238 $ 789 $ (192) $ 2,482 $ 3,317 $ (930) $ 1,722 $ 2,059 $ 3,310 $ 6,161 Reported Gross to Net Debt: Current portion of debt $ 351 $ 585 $ 349 $ 339 $ 339 $ 794 $ 1,097 $ 1,257 $ 365 $ 365 $ 3,496 $ 3,001 $ 1,302 $ 1,780 $ 1,780 Plus: Noncurrent portion of debt 15,115 14,899 14,868 14,848 14,848 14,030 51,662 48,887 48,911 48,911 45,719 44,563 43,785 42,175 42,175 Plus: Finance leases 222 217 266 255 255 249 284 268 268 268 251 246 258 265 265 Reported Gross Debt(5)(*) $ 15,688 $ 15,701 $ 15,483 $ 15,442 $ 15,442 $ 15,073 $ 53,043 $ 50,412 $ 49,544 $ 49,544 $ 49,466 $ 47,810 $ 45,345 $ 44,220 $ 44,220 Less: Cash and cash equivalents 2,008 2,834 3,126 3,905 3,905 4,165 3,896 2,513 3,930 3,930 2,639 3,077 2,430 4,319 4,319 Reported Net Debt(6)(*) $ 13,680 $ 12,866 $ 12,358 $ 11,544 $ 11,544 $ 10,910 $ 49,147 $ 47,899 $ 45,614 $ 45,614 $ 46,827 $ 44,733 $ 42,915 $ 39,901 $ 39,901 LTM EBITDA(7)(*) 3,920 3,910 3,682 3,817 3,817 4,007 9,556 9,312 9,174 9,174 9,404 9,787 10,332 10,200 10,200 LTM Gross Leverage Ratio(8)(*) 4.0x 4.0x 4.2x 4.0x 4.0x 3.8x 5.6x 5.4x 5.4x 5.4x 5.3x 4.9x 4.4x 4.3x 4.3x LTM Net Leverage Ratio(9)(*) 3.5x 3.3x 3.4x 3.0x 3.0x 2.7x 5.1x 5.1x 5.0x 5.0x 5.0x 4.6x 4.2x 3.9x 3.9x (*) A non-GAAP financial measure; see the Notes and Definitions section for additional details and the below reconciliations. For the periods ending 3/31/21 through 3/31/22, LTM EBITDA is based on historical Discovery, Inc. standalone Adjusted OIBDA. For the periods ending 6/30/22 through 12/31/22, LTM EBITDA is based on pro forma combined Adjusted EBITDA contained in this trending schedule. For the period ending 3/31/23, LTM EBITDA is based on pro forma combined Adjusted EBITDA for the periods ending 6/30/22 through 12/31/22 and actual Adjusted EBITDA for the period ending 3/31/23. For the period ending 6/30/23, LTM EBITDA is based on pro forma combined Adjusted EBITDA for the periods ending 9/30/22 through 12/31/22 and actual Adjusted EBITDA for the periods ending 3/31/23 through 6/30/23. For the period ending 9/30/23, LTM EBITDA is based on pro forma combined Adjusted EBITDA for the period ending 12/31/22 and actual Adjusted EBITDA for the periods ending 3/31/23 through 9/30/23. For the period ending 12/31/23 and subsequent periods, LTM EBITDA is based on actual Adjusted EBITDA. For more information, please refer note seven (7) in the Notes and Definitions as well as the New Financial Measures disclosure.

2021 & 2022 Pro forma combined consolidated statement of operations (GAAP income statement) Unaudited; in millions Pro Forma Combined 3 Months Ending 12 Months Ending 3 Months Ending 12 Months Ending 3/31/21 6/30/21 9/30/21 12/31/21 12/31/21 3/31/22 6/30/22 9/30/22 12/31/22 12/31/22 Revenues: Distribution $ 5,084 $ 5,268 $ 5,313 $ 5,116 $ 20,781 $ 5,348 $ 5,181 $ 4,990 $ 4,962 $ 20,481 Advertising 2,660 2,825 2,343 2,761 10,589 2,710 2,899 2,042 2,285 9,936 Content 2,835 2,942 3,108 4,307 13,192 3,174 2,510 2,531 3,442 11,657 Other 143 176 216 229 764 209 233 260 319 1,021 Total revenues 10,722 11,211 10,980 12,413 45,326 11,441 10,823 9,823 11,008 43,095 Costs and expenses: Costs of revenues, excluding depreciation and amortization 6,275 6,715 6,073 6,910 25,973 6,497 7,145 5,399 6,526 25,567 Selling, general and administrative 3,714 2,812 3,003 3,474 13,003 3,338 2,985 2,589 2,511 11,423 Depreciation and amortization 2,163 2,071 1,999 2,123 8,356 1,942 1,846 1,768 1,671 7,227 Restructuring and other charges 106 7 7 2 122 4 944 1,521 1,198 3,667 Impairments and (gain) loss on dispositions — (72) 223 1 152 — 4 43 70 117 Total costs and expenses 12,258 11,533 11,305 12,510 47,606 11,781 12,924 11,320 11,976 48,001 Operating income (loss) (1,536) (322) (325) (97) (2,280) (340) (2,101) (1,497) (968) (4,906) Interest expense, net (678) (720) (657) (604) (2,659) (598) (565) (568) (561) (2,292) Other income (expense), net 138 277 (24) (223) 168 577 (76) (106) (89) 306 (Loss) before income taxes (2,076) (765) (1,006) (924) (4,771) (361) (2,742) (2,171) (1,618) (6,892) Income tax benefit 280 421 291 220 1,212 81 896 398 232 1,607 Net (loss) (1,796) (344) (715) (704) (3,559) (280) (1,846) (1,773) (1,386) (5,285) Net income attributable to noncontrolling interests (50) (47) (41) (53) (191) (19) (11) (22) (22) (74) Net (loss) available to Warner Bros. Discovery, Inc. $ (1,846) $ (391) $ (756) $ (757) $ (3,750) $ (299) $ (1,857) $ (1,795) $ (1,408) $ (5,359) The information in the above table presents WBD's financial results as if the Merger had been completed on 1/1/21 rather than on 4/8/22. Items impacted by this pro forma presentation are primarily related to Purchase Price Amortization, included within depreciation and amortization, and Amortization of Fair Value Step-up for Content, included within Cost of Revenues.

2021 & 2022 Pro forma combined reconciliation of net income to adjusted earnings before interest, taxes, depreciation and amortization (non-GAAP) Unaudited; in millions Pro Forma Combined 3 Months Ending 12 Months Ending 3 Months Ending 12 Months Ending 3/31/21 6/30/21 9/30/21 12/31/21 12/31/21 3/31/22 6/30/22 9/30/22 12/31/22 12/31/22 Net loss available to Warner Bros. Discovery, Inc. $ (1,846) $ (391) $ (756) $ (757) $ (3,750) $ (299) $ (1,857) $ (1,795) $ (1,408) $ (5,359) Net income attributable to noncontrolling interests 50 47 41 53 191 19 11 22 22 74 Net income (1,796) (344) (715) (704) (3,559) (280) (1,846) (1,773) (1,386) (5,285) Income tax (benefit) (280) (421) (291) (220) (1,212) (81) (896) (398) (232) (1,607) Other (income) expense, net (138) (277) 24 223 (168) (577) 76 106 89 (306) Interest expense, net 678 720 657 604 2,659 598 565 568 561 2,292 Operating income (loss) (1,536) (322) (325) (97) (2,280) (340) (2,101) (1,497) (968) (4,906) Depreciation and amortization 2,163 2,071 1,999 2,123 8,356 1,942 1,846 1,768 1,671 7,227 Restructuring and other charges 106 7 7 2 122 4 944 1,521 1,198 3,667 Amortization of fair value step-up for content 791 668 554 344 2,357 357 757 417 473 2,004 Transaction and integration costs 793 36 124 280 1,233 305 201 59 66 631 Employee share-based compensation 200 112 86 88 486 113 115 113 93 434 Impairments and (gain) loss on dispositions — (72) 223 1 152 — 4 43 70 117 Facility consolidation costs — — — — — — — — — — Amortization of capitalized interest for content — — — — — — — — — — Adjusted EBITDA(1)(*) $ 2,517 $ 2,500 $ 2,668 $ 2,741 $ 10,426 $ 2,381 $ 1,766 $ 2,424 $ 2,603 $ 9,174 (*) A non-GAAP financial measure; see the Notes and Definitions section for additional details. The information in the above table presents WBD's financial results as if the Merger had been completed on 1/1/21 rather than on 4/8/22. Items impacted by this pro forma presentation are primarily related to Purchase Price Amortization, included within depreciation and amortization, and Amortization of Fair Value Step-up for Content.

Notes & Definitions 1). Adjusted EBITDA - The Company evaluates the operating performance of its operating segments based on financial measures such as revenues and Adjusted EBITDA. Adjusted EBITDA is defined as operating income excluding: (i) employee share-based compensation, (ii) depreciation and amortization, (iii) restructuring and facility consolidation, (iv) certain impairment charges, (v) gains and losses on business and asset dispositions, (vi) certain inter-segment eliminations, (vii) third-party transaction and integration costs, (viii) amortization of purchase accounting fair value step-up for content, (ix) amortization of capitalized interest for content, and (x) other items impacting comparability. The Company uses this measure to assess the operating results and performance of its segments, perform analytical comparisons, identify strategies to improve performance, and allocate resources to each segment. The Company believes Adjusted EBITDA is relevant to investors because it allows them to analyze the operating performance of each segment using the same metric management uses. The Company excludes employee share-based compensation, restructuring, certain impairment charges, gains and losses on business and asset dispositions, and transaction and integration costs from the calculation of Adjusted EBITDA due to their impact on comparability between periods. Integration costs include transformative system implementations and integrations, such as Enterprise Resource Planning systems, and may take several years to complete. The Company also excludes the depreciation of fixed assets and amortization of intangible assets, amortization of purchase accounting fair value step-up for content, and amortization of capitalized interest for content, as these amounts do not represent cash payments in the current reporting period. Certain corporate expenses and inter-segment eliminations related to production studios are excluded from segment results to enable executive management to evaluate segment performance based upon the decisions of segment executives. Adjusted EBITDA should be considered in addition to, but not a substitute for, operating income, net income, and other measures of financial performance reported in accordance with U.S. GAAP. 2). Average Revenue Per Subscriber ("ARPU") - The Company defines DTC Average Revenue Per User ("ARPU") as total subscription revenue plus net advertising revenue for the period divided by the daily average number of paying subscribers for the period. Where daily values are not available, the sum of beginning of period and end of period divided by two is used. Excluded from the ARPU calculation are: (i) Revenue and subscribers for DTC products, other than discovery+, HBO, HBO Max, Max, a Premium Sports Product, and independently-branded, regional products (currently consisting of TVN/Player and BluTV), that may be offered by us or by certain joint venture partners or affiliated parties from time to time; (ii) A limited amount of international discovery+ revenue and subscribers that are part of non-strategic partnerships or short-term arrangements as may be identified by the Company from time to time; (iii) Cinemax, Max/HBO hotel and bulk institution (i.e., subscribers billed on a bulk basis), and international basic HBO revenue and subscribers; and (iv) Users on free trials who convert to a subscription for which we have recognized subscription revenue within the first seven days of the calendar month immediately following the month in which their free trial expires. 3). Direct-to-Consumer ("DTC") subscriber - The Company defines a “Core DTC Subscription” as: (i) a retail subscription to discovery+, HBO, HBO Max, Max, or a Premium Sports Product (defined below) for which we have recognized subscription revenue, whether directly or through a third party, from a direct-to-consumer platform; (ii) a wholesale subscription to discovery+, HBO, HBO Max, Max, or a Premium Sports Product for which we have recognized subscription revenue from a fixed-fee arrangement with a third party and where the individual user has activated their subscription; (iii) a wholesale subscription to discovery+, HBO, HBO Max, Max, or a Premium Sports Product for which we have recognized subscription revenue on a per subscriber basis; (iv) a retail or wholesale subscription to an independently-branded, regional product sold on a stand-alone basis that includes discovery+, HBO, HBO Max, Max, and/or a Premium Sports Product, for which we have recognized subscription revenue (as per (i) –(iii) above); and (v) users on free trials who convert to a subscription for which we have recognized subscription revenue within the first seven days of the calendar month immediately following the month in which their free trial expires. The Company defines a “Premium Sports Product” as a strategically prioritized, sports-focused product sold on a stand- alone basis and made available directly to consumers. The current “independently-branded, regional products” referred to in (iv) above consist of TVN/Player and BluTV. We may refer to the aggregate number of Core DTC Subscriptions as “subscribers”. The reported number of “subscribers” included herein and the definition of “DTC Subscription” as used herein excludes: (i) individuals who subscribe to DTC products, other than discovery+, HBO, HBO Max, Max, a Premium Sports Product, and independently-branded, regional products (currently consisting of TVN/Player and BluTV), that may be offered by us or by certain joint venture partners or affiliated parties from time to time; (ii) a limited number of international discovery+ subscribers that are part of non-strategic partnerships or short-term arrangements as may be identified by the Company from time to time; (iii) domestic and international Cinemax subscribers, and international basic HBO subscribers; and (iv) users on free trials except for those users on free trial that convert to a DTC Subscription within the first seven days of the next month as noted above. Domestic subscriber - We define a Domestic subscriber as a subscription based either in the United States of America or Canada. International subscriber - We define an International subscriber as a subscription based outside of the United States of America or Canada. 4). Free Cash Flow - The Company defines free cash flow as cash flow from operations less acquisitions of property and equipment. The Company believes free cash flow is an important indicator for management and investors of the Company’s liquidity, including its ability to reduce debt, make strategic investments, and return capital to stockholders. For the periods ended March 31, 2021 (3/31/21) through March 31, 2022 (3/31/22), Reported Free Cash Flow represents standalone Discovery, Inc. Free Cash Flow. For the period ended June 30, 2022 (6/30/22), Reported Free Cash Flow represents results for Discovery, Inc. for April 1 - June 30, 2022, and the WarnerMedia Business for April 9 - June 30, 2022. For the periods ended September 30, 2022 (9/30/22) and beyond, Reported Free Cash Flow represents results for Warner Bros. Discovery 5). Gross Debt - The Company defines gross debt as total debt plus finance leases. The Company uses gross debt to monitor and evaluate the Company's overall liquidity, financial flexibility and leverage. The Company believes this measure is relevant to investors as it is a financial measure frequently used in evaluating a company's financial condition. 6). Net Debt - The Company defines net debt as total debt plus finance leases less cash and cash equivalents, and restricted cash. The Company uses net debt to monitor and evaluate the Company's overall liquidity, financial flexibility and leverage. The Company believes this measure is relevant to investors as it is a financial measure frequently used in evaluating a company's financial condition. 7). LTM EBITDA - LTM EBITDA is calculated by summing the most recent four quarters of Adjusted EBITDA. For the periods ended March 31, 2021 (3/31/21) through March 31, 2022 (3/31/22), LTM EBITDA is calculated using a four period sum of standalone Discovery, Inc. Adjusted OIBDA. Historical Discovery, Inc. Adjusted OIBDA and reconciliations between the non-GAAP financial measures and the closest GAAP financial measures are available in the trending schedules and in the "Quarterly Results" section of the Warner Bros. Discovery, Inc. investor relations website at: https://ir.wbd.com. For the periods ended June 30, 2022 (6/30/22) through December 31, 2022 (12/31/22), LTM EBITDA is calculated using a four period sum of pro forma combined Adjusted EBITDA. Pro forma combined Adjusted EBITDA and reconciliations between the non-GAAP financial measures and the closest GAAP financial measures are available in the trending schedules and in the "Quarterly Results" section of the Warner Bros. Discovery, Inc. investor relations website at: https://ir.wbd.com. For the period ended March 31, 2023 (3/31/23), LTM EBITDA is calculated using a four period sum using: Pro forma combined Adjusted EBITDA for the periods ended June 30, 2022, September 30, 2022, and December 31, 2022; and Actual Adjusted EBITDA for the period ended March 31, 2023. Pro forma combined Adjusted EBITDA, Actual Adjusted EBITDA and reconciliations between the non-GAAP financial measures and the closest GAAP financial measures are available in the trending schedules and in the "Quarterly Results" section of the Warner Bros. Discovery, Inc. investor relations website at: https://ir.wbd.com. For the period ended June 30, 2023 (6/30/23), LTM EBITDA is calculated using a four period sum using: Pro forma combined Adjusted EBITDA for the periods ended September 30, 2022, and December 31, 2022; and Actual Adjusted EBITDA for the periods ended March 31, 2023, and June 30, 2023. Pro forma combined Adjusted EBITDA, Actual Adjusted EBITDA and reconciliations between the non-GAAP financial measures and the closest GAAP financial measures are available in the trending schedules and in the "Quarterly Results" section of the Warner Bros. Discovery, Inc. investor relations website at: https://ir.wbd.com. For the period ended September 30, 2023 (9/30/23), LTM EBITDA is calculated using a four period sum using: Pro forma combined Adjusted EBITDA for the period ended December 31,2022; and Actual Adjusted EBITDA for the periods ended March 31, 2023, June 30, 2023, and September 30, 2023. Pro forma combined Adjusted EBITDA, Actual Adjusted EBITDA and reconciliations between the non- GAAP financial measures and the closest GAAP financial measures are available in the trending schedules and in the "Quarterly Results" section of the Warner Bros. Discovery, Inc. investor relations website at: https://ir.wbd.com. For the period ended December 31, 2023 (12/31/23) and subsequent periods, LTM EBITDA is calculated using a four period sum of actual Adjusted EBITDA. Actual Adjusted EBITDA and reconciliations between the non-GAAP financial measures and the closest GAAP financial measures are available in the trending schedules and in the "Quarterly Results" section of the Warner Bros. Discovery, Inc. investor relations website at: https://ir.wbd.com. 8). LTM Gross Leverage Ratio - The Company defines LTM Gross Leverage ratio as dividing gross debt by LTM EBITDA. The Company uses LTM gross leverage ratio to monitor and evaluate the Company's overall liquidity, financial flexibility and leverage. The Company believes this measure is relevant to investors as it is a financial measure frequently used in evaluating a company's financial condition. 9). LTM Net Leverage Ratio - The Company defines LTM Net Leverage ratio as dividing net debt by LTM EBITDA. The Company uses LTM net leverage ratio to monitor and evaluate the Company's overall liquidity, financial flexibility and leverage. The Company believes this measure is relevant to investors as it is a financial measure frequently used in evaluating a company's financial condition.